Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ PATRICK B. COLLINS Patrick B. Collins

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ J. ROBERT DICKERSON J. Robert Dickerson

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ WALTER M. DUER Walter M. Duer

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES C FLAGG, PH.D. James C. Flagg, Ph.D.

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ALLAN W. FULKERSON Allan W. Fulkerson

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JOHN N. MOLBECK, JR. John N. Molbeck, Jr.

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES E. OESTERREICHER James E. Oesterreicher

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ MICHAEL A. F. ROBERTS Michael A. F. Roberts

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CHRISTOPHER J. B. WILLIAMS Christopher J. B. Williams

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints FRANK J. BRAMANTI and EDWARD H. ELLIS, JR. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the “Registrant”) with respect to the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ SCOTT W. WISE Scott W. Wise